EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the A T Funds Investment Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of A T Funds Investment Trust for the period ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of A T Funds Investment Trust for the stated period.

/s/ Mark G. Torline	/s/ Alexander L. Popof
Mark G. Torline	Alexander L. Popof
Chief Executive Officer	Chief Financial Officer
A T Funds Investment Trust	A T Funds Investment Trust

Dated: 12/05/08	Dated: 12/05/08

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by A T Funds Investment Trust for purposes of Section 18 of the Securities Exchange Act of 1934.